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Exhibit 32

BANK OF HAWAII CORPORATION

Section 1350 Certification

We hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-K of Bank of Hawaii Corporation (the "Issuer") for the year ended December 31, 2003 (the "Annual Report"):

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  fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

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  the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ MICHAEL E. O'NEILL Michael E. O'Neill Chairman of the Board and Chief Executive Officer

/s/ ALLAN R. LANDON Allan R. Landon President, Chief Financial Officer, and Treasurer

February 27, 2004

A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to the Issuer and will be retained by the Issuer and furnished to the staff of the Securities and Exchange Commission upon request.

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BANK OF HAWAII CORPORATION Section 1350 Certification